UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2016

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
Cedar Ridge Unconstrained Credit Fund
(Investor Class:  CRUPX)
(Institutional Class:  CRUMX)

SEMI-ANNUAL REPORT
May 31, 2016

Cedar Ridge Unconstrained Credit Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Schedule of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Supplemental Information	31
Expense Example	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Credit Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC

 45 EAST PUTNAM AVENUE
GREENWICH, CONNECTICUT 06830
203. 422-0080
203. 422-0768 (fax)
Cedar Ridge Unconstrained Credit Fund

Letter to Shareholders

May 31st, 2016

Dear Shareholders:

We are pleased to provide this Letter to Shareholders discussing our semi-annual update through and including May 31st, for Cedar Ridge Unconstrained Credit Fund.  The Fund’s investment objective is to generate total returns through the active management of a portfolio whose primary holdings consist of credit-related instruments available in the U.S. marketplace, including municipal bonds, high-yield and investment-grade corporate bonds, and preferred securities. The Fund employs a “credit long/short” investment strategy, purchasing undervalued securities to fulfill its long positions, and selling-short overpriced securities to generate returns and to hedge credit and interest rate risks.

Fund Performance

While the Fund maintained an overweight long position in municipal bonds throughout Q1 and Q2, we have managed the portfolio on a “defensive” basis. For readers, our concerns with the macro economic landscape were well known; when combined with the specifics of potential Euro Area contagion, and US domestic policy dysfunction, we have tended to utilize less leverage, opted for liquidity over yield, and maintained an overall shorter duration for the portfolio.  By managing the portfolio on this basis, we have been able to run a “less hedged” book, reducing our volatility and relying more on our short corporate bond positions than pure  rates hedging through short exposure to the US Treasury market.

We should emphasize that despite calls to the contrary, we will continue to run short positions in our fund portfolios. We are not long-only managers. And given the low overall level of interest rates, there remains a likelihood that rates will trend higher over time, rather than continuing to move lower. We expect to modify hedge ratios on a dynamic basis and we are prepared to endure the costs associated with our “long/short credit” strategy despite the fact in the current environment it seems that rates may never rise again! Throughout our history we have navigated periods of rising rates quite effectively, and particularly out-performed long-only managers during such periods. It does get maddening at times to hold short positions, but our convictions are that the Federal Reserve will not ultimately get it exactly right and any number of events could also cause rates to move higher; at any time.

www.cedarridgepartners.com

The Fund performance for the first half of the year was 3.70% and 3.49% for the Institutional and Investor shares respectively.  By comparison the Barclays Aggregate Bond Index returned 3.12%.  Top contributors to the Fund returns came from long positions in Tobacco Settlement 2.72%, Development 0.95%, Basic Materials 0.87%, School District 0.80%, Transportation 0.60%, and Energy 0.59%.  Short Position contributions came from Energy 0.90%, Consumer Non-Cyclicals 0.12%, and Financials 0.04%. Drags on the portfolio were focused in Treasuries -1.57%, as well as Consumer Cyclicals -0.45%, Communications -0.29%, and Utilities -0.22%.

The Fund ended the period with $58.75 million in AUM.  The period ending portfolio was comprised of long positions in municipal bonds (90%) and corporate bonds (29%), and short positions in U.S. Treasury securities (31%) and corporate bonds (21%).  The top 5 long sectors were General Municipal (20.88%), Tobacco Settlements (20.34%), Development (13.78%), Financials (9.34%), and Water (7.51%).

2016 Mid-Year Review and Market Outlook

“[Meredith] had them Apple Bottom jeans, jeans
Boots with the fur, with the fur
The whole club was lookin’ at her
She hit the floor, she hit the floor
Next thing you know
[Meredith] got low, low, low, low, low, low, low, low.
- “Get Low”, by Flo Rida (reprise)

Readers of our past commentary may recall that we used the above lyrics in 2012 as a device to highlight how low rates were at the time, hence the “reprise”. Well, today, RATES ARE REALLY LOW. At year-end 2015, the yields on 10-year and 30-year US Treasury securities were 2.27% and 3.02% respectively; at June 30, the yields were 1.47% and 2.28% respectively. That corresponds to a 35% and almost 25% move lower in yield. At year-end 2015, the yields on 10-year and 30-year “AAA” rated municipal bonds were 1.93% and 2.82% respectively; at June 30, the yields were 1.33% and 2.02% respectively. That corresponds to a 31% and 28% move lower in yield. Didn’t the Federal Reserve initiate a tightening move in December 2015?

Clearly a large part of the move can be explained by the market reaction to the Brexit vote on June 23; however, looking back on the quarter and the year to date, volatility has been pronounced across all currency, commodity, fixed income and equity markets, notwithstanding the events over the past two weeks. Recall that just three weeks ago we were facing another imminent Federal Reserve rate hike; to be undone by some bad economic reads, as well as the then impending Brexit vote nine days later. And what was the outcome? The daily polls coming out of the UK showing “remain” would lead to market rallies; polls showing “leave” would lead to sell-offs.  The 52% to 48% outcome on whether the UK should “leave” or “remain” members of the EU was a shock to the markets; even the UK bookies expected “remain” would be the outcome. We have reminded folks that while the equity markets (as referenced by the Dow Industrial Index) traded off 611 points on Friday, June 24 followed by an additional 260 point fall on Monday, June 27 this did not account for the rally on the back of the “remain” polls of June 19- 23 of +336 points. So while CNN can highlight the “plunge in the Dow of 900 points” (actually 871 points), we can observe that the Dow was off certainly 535 points, but no cause for hyperventilating. To close the month, the Dow rallied 790 points over the last three trading days, placing the Dow Index just 81 points off the recent high of 18,011 achieved on June 23.
www.cedarridgepartners.com

So where does all this put us? Frankly the emotional response to the Brexit vote evidenced by the equity market sell-off/US Treasury rally really seemed out of sorts since the markets were nowhere near any potential September 2008 “Lehman meltdown” scenario; particularly given how the financial markets and the banking system have markedly changed since that time. For example, US and European banks are now better capitalized and less leveraged and no one is concerned with overnight funding or liquidity. Furthermore, the European Central Bank (ECB), Bank of England and Federal Reserve all have continued to provide liquidity to the world’s banking system and have gone on record that they each stand ready to provide additional liquidity should it become necessary. On Friday, the Bank of England announced likely additional measures easing monetary policy as it deals with the fallout from the Brexit vote. Lastly, the results from the Federal Reserve “bank stress tests” demonstrate unequivocally that most banks are in better shape; the series of significant share buy-back programs and dividend pay-outs announced last night are indeed noteworthy.

The Brexit vote is but one data point; it will take some time for the “implementation strategy” to take effect and in turn, enable market participants to assess outcomes. We note that the UK comprises less than 4% of the world economy and that many market participants anticipate GDP growth in the rest of the world to slow by only 0.2% over the next 12 months. So on balance, we project that US securities, which tend to be our primary focus, should be largely insulated from any “Brexit contagion”. That said we will continue to monitor the various currency, commodity, fixed income and equity markets for any signs that may provide credit opportunities; either long or short.

Investing Performance.  Interestingly, the above observations serve to once again provide “validation” for “long/short credit” investing strategies. Utilizing a “long/short credit” strategy in today’s world serves to augment and complement any fixed income portfolio, let alone serve as an important core holding for equity minded investors. It is not by accident that as Investment Managers, we maintain exposures across the municipal bond, corporate bond, high yield, preferred, and US Treasury markets. We particularly note that our mutual fund product, Cedar Ridge Unconstrained Credit Fund (the “Fund”), has performed quite well this year, and throughout the month, as the various markets went through their daily “ebb and flow”, based on any number of daily market data sets. Notably, over the Friday, June 24 and Monday, June 27 trading days, despite all the market volatility, the Fund registered a flat day on Friday and a down a penny on Monday. At June 30, the Fund performance year to date is a positive and the Fund paid a dividend of on June 30. (See page 6 for specifics.)

While the Fund maintained an overweight long position in municipal bonds throughout Q1 and Q2, we have managed the portfolio on a “defensive” basis. For readers, our concerns with the macro economic landscape were well known; when combined with the specifics of potential Euro Area contagion, and US domestic policy dysfunction, we have tended to utilize less leverage, opted for liquidity over yield, and maintained an overall shorter duration for the portfolio.  By managing the portfolio on this basis, we have been able to run a “less hedged” book, reducing our volatility and relying more on our short corporate bond positions  than pure rates hedging through short exposure to the US Treasury market.
www.cedarridgepartners.com

We should emphasize that despite calls to the contrary, we will continue to run short positions in our fund portfolios. We are not long-only managers. And given the low overall level of interest rates, there remains a likelihood that rates will trend higher over time, rather than continuing to move lower. We expect to modify hedge ratios on a dynamic basis and we are prepared to endure the costs associated with our “long/short credit” strategy despite the fact in the current environment it seems that rates may never rise again! Throughout our history we have navigated periods of rising rates quite effectively, and particularly out-performed long-only managers during such periods. It does get maddening at times to hold short positions, but our convictions are that the Federal Reserve will not ultimately get it exactly right and any number of events could also cause rates to move higher; at any time.

According to Barclay’s, year-to-date through June 30, the Municipal Bond Index returned 4.33%; the High Yield Municipal Bond Index returned 7.98%; the US Credit Index returned 7.54%; the Aggregate Index returned 5.31%; and the US High Yield Corporate Index returned 9.06%.

Fixed Income Market Commentary- Municipal Market Comment.  June new issue volume soared to the highest level in eight years, up 9% to $43.92 billion. The 30-Year Municipal Market Data Index (MMD Index) ended June at 2.02% (down from 2.82% to start the year). We note that since municipal bonds enjoy tax-exempt status, historically the “Municipal/ US Treasury” ratio in 30 years has averaged about 86%, although the ratio has remained elevated over the recent past. At last week’s close, the 30-year Municipal/ US Treasury ratio stood at about 88.20%, down from 93.37% at year-end 2015. The ratio touched 86% on Friday, June 24.

We started the year by observing that the municipal bond market appeared to be in very good shape.  Technical factors were particularly favorable throughout Q1 and Q2 for the municipal bond market. On the demand side, we have had January 1 and June 1 coupon interest payments and bond redemptions, coupled with continuing positive inflows for 39 consecutive weeks into municipal bond funds aggregating $33.0 billion through the week ended June 29. In addition, anecdotal evidence has shown significant new buying interest from both Asian and European investors as a result of “negative interest rates” in many host countries, with such flows not being counted in the weekly inflows statistics. On the supply side, we had assumed a static to slightly increasing rate environment and in turn projected the new issue volume for 2016 would fall at the lower end of the range of $290 to $360 billion. With rates actually falling throughout the year, the refunding volume has picked up as municipalities have sought to reduce their debt service costs on outstanding obligations. First half new issue volume aggregated $218.54 billion. While it now appears that 2016 new issue volume will likely fall at the higher end of the range, we note that the end result may still provide a “net negative issuance year” (i.e. the total amount of new bonds sold is less than maturing principal and debt refunding). We will continue to pay close attention to municipal flows and new issue volume during the remainder of the year as a sign of continuing positive technical factors for the sector. From a fundamental perspective, municipal credits as a whole are improving, as tax collections continue to rise and cost cutting measures remain in focus.
www.cedarridgepartners.com

In addition, the US Congress followed through on its promise to pass legislation to provide The Commonwealth of Puerto Rico with a process to undertake some form of debt restructuring of its outstanding indebtedness and institute a moratorium on creditor litigation between December 2015 and the later of February 15, 2017 or potentially a different date. The legislation, known as PROMESA, brings into existence a federal oversight board to oversee the Commonwealth’s budgetary, revenue and expense matters and provides a process for implementing debt relief through negotiations with bondholders. The negotiated transaction for restructuring of the debt of the Puerto Rico Electric Power Authority (“PREPA”) that was affirmed earlier this year is not expected to be affected by the legislation or the federal oversight board. In addition, PREPA and the Ad-Hoc bondholder group reached agreement on extending the restructuring pact to December 2016, as well as arranging a new debt financing enabling PREPA to make its July 1 debt service payments. Moreover, the Puerto Rico Energy Commission approved a 3.10-cent per kw surcharge last week that will be used as the new revenue source to repay PREPA’s restructuring bonds. The Commonwealth’s general obligation bonds, and the outstanding debt of PREPA, the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) and the senior indebtedness of the Sales Tax Authority (“Cofina”) currently trade in the range of $64-$69. The negotiated restructuring for PREPA was set at a price of $85 on its outstanding bonds. We note that should the Commonwealth be successful in restructuring its outstanding indebtedness at an average price of about $85, it will recognize material debt service savings. In addition, significant total returns will be the result to bondholders that acquired outstanding debt of these entities at prices below $85.

Fixed Income Market Commentary- Corporate Credit Market Comment.  With market prices for US Treasury securities moving higher as rates fell during the first half of the year, and in spite of spread volatility, the corporate credit markets had strong first half performance, with the Barclay US Aggregate and US High Yield Indices up 5.31% and 9.06% respectively.

Through the week ended June 29, year-to-date fund flows for US Investment Grade and US High Yield funds were $67.1 billion and ($5.1) billion, respectively.  First half new issuance of investment grade corporate bonds was $688 billion, down 2% from the very robust levels of 2015. High Yield new issuance was $118 billion, down 34% from the first half of 2015. Recently credit spreads have remained range bound while avoiding the extreme highs and lows experienced during the first half of last year. However, given the rates rally, high grade yields are at or near all time lows, while high yield all-in rates are not far behind. Corporate default rates have begun rising, and at 5.0% are currently above the long term average of around 4.4%.  At the same time, the distressed ratio has come down substantially from its peak of 31.6% earlier this year to 14.5% currently.  Non-financial investment grade companies leverage of 2.9x is now above the 2009 cycle highs, and since 2014, companies have spent more cash on capital expenditure (capex), mergers and acquisitions (M&A), dividends and share buybacks than they have earned in operating cash flow.  They have funded this shortfall at historically low all-in interest rates, and we fully expect this trend to continue and are therefore cautious on investment grade credit spreads.  For US High Yield companies, average net leverage is consistent with mid-to-late cycle levels at 4.5x, and net interest coverage rates have deteriorated from 5.1x at their peak in April 2015 to 4.1x currently.  Furthermore, this coverage ratio is being propped-up by historically low coupon rates. These ratios appear to be deteriorating from their peak, and we would expect continued degradation in credit trends moving forward, particularly with increased share buyback and M&A activity serving to “re-lever” corporate balance sheets. That said, net cash balances at the investor levels continue to be supportive of these markets.
www.cedarridgepartners.com

We believe the corporate credit markets are exhibiting mid-to-late stage statistics and behavior.  While this may continue for some time, we are positioning accordingly, continuing to identify long and short opportunities, run low net exposures, seek asset coverage and downside protection in our longs, and the opposite in our shorts, and find idiosyncratic and process-driven special situation investments that are less correlated with the broader markets.

Fixed Income Market Outlook.  The global credit markets (as well as their equity brethren) remain volatile and continue to take guidance from prospects for continued significant governmental stimulus. On Friday, the Bank of England announced likely additional measures easing monetary policy as it deals with the fallout from the Brexit vote.  We had outlined in our 2016 Outlook that for the first time since 1994, the Federal Reserve and ECB had settled on very different paths; with the Fed’s December decision to start hiking interest rates, at the same time that the EU had again cut its 2016 growth and inflation outlook along with renewed calls for more quantitative easing. The Federal Reserve had been poised to continue its program of raising rates just three weeks ago; we now face the prospect that any such rate hike may be off the table throughout 2017 and well into 2018. And the Fed maintains its policies of reinvesting maturing agency debt and agency mortgage-backed securities (MBS) in agency MBS and of rolling over maturing UST at auction, rather than seeking to reduce its balance sheet; therefore “qualitative easing” remains firmly in place.  Rates are low world-wide, but that does not mean that fixed income opportunities cannot generate total returns; that’s why we remain “long/short credit” managers.

We had also highlighted in our 2016 Outlook the impact of crude oil prices. At December 31, 2015, crude was trading at $37.04, down 65% from the $107.26 peak in June 2014, and had continued to drop a further 22% in the first three weeks of 2016, to below $29.00! The markets faced the prospect of Saudi Arabia’s stated intentions on continuing to pump at lower prices, the dropping of sanctions against Iran and their stated intentions to be a prolific oil exporter, as well as the likelihood that domestic producers in the US would also continue pumping as they became more efficient and lowered costs. Taken at face value, we observed that there appeared to be a fair amount of “hysteria” and likely short selling associated with the oil markets. Had the oil “supply-demand” equation completely come unhinged, or were we witnessing the characteristics of a substantially oversold market?  We did not trust that the “supply-demand” equation had completely become unhinged; and while an absence of consensus on production quotas by OPEC and the continued marginal non-OPEC production had placed even more pressure on the supply side, we observed we would not be surprised to see the $30.00 level hold as a market bottom, with the prospects for somewhat higher prices by mid-2016.  As a point of reference, after posting the 2003 lows, oil prices rose substantially over the next four years to about $77 in August 2006.  And what has happened? Demand destruction did not show up, and the projected supplies of crude oil somehow disappeared.  At June 30, the price of crude oil closed at $48.33.  The continued recovery in the price of crude oil will likely have a direct positive influence on the equity markets and may consequently have a negative impact on rates; while at the same time having a positive impact on credit spreads.

www.cedarridgepartners.com

Summary.  As always, we appreciate your confidence in us and continued participation in our investment programs. Please call us with any follow-up comments or questions or if you prefer, you may send e-mail to us at info@cedarridgepartners.com.

Sincerely,

CEDAR RIDGE PARTNERS, LLC

The views in this letter were as of July  5th 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

TOTAL RETURN AS OF May 31, 2016						EXPENSE RATIOS
Share-Class	1 Month	3 Months	6 Months	1 Year	Life*	Cap	Gross
Institutional	0.37%	2.84%	3.70%	2.25%	5.03%	1.39%	3.84%
Investor	0.37%	2.69%	3.49%	1.91%	4.78%	1.64%	4.09%

*	Since fund inception on 12/12/2013; annualized

Quoted performance is historical and does not guarantee future results. Current performance may be lower or higher. Call 855-550-5090 for the most recent month-end returns. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Quoted performance is total return and does not reflect a 1% fee applied to shares redeemed within 30 days of purchase. Returns would have been lower without an expense limitation agreement in effect.

The Fund’s expense caps reflect an expense limitation agreement in effect until April 1, 2017, and excludes taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, and acquired fund fees and expenses. With those expenses included, the Fund’s net expense ratios are 3.48% and 3.73%, respectively. Cedar Ridge Partners may seek reimbursement from the Fund, subject to certain limitations, of waived fees or reimburse expenses up to three years from the date of the waiver or payment.

Mutual fund investing involves risk, including possible loss of principal. Credit-related instruments typically decrease in value when interest rates increase. Concentration in a small number of issuers increases the risk that one issuer could have a large adverse impact on the Fund’s return. Borrowing and frequent trading could increase the Fund’s operating expenses. High-yield bonds involve greater risk of default, and may be more volatile and less liquid, than investment grade securities. Subordinated and unsecured loans may be disproportionately affected by default and downgrade. Foreign investments may be adversely affected by currency fluctuations, lower liquidity, lax regulation, and political instability. Derivatives can be highly illiquid and difficult to unwind. The Fund’s short positions may equal up to 100% of the Fund’s net asset value. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Shares of the Cedar Ridge Unconstrained Credit Fund are distributed by IMST Distributors, LLC, Portland, Maine.

www.cedarridgepartners.com

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS – 31.2%
	COMMUNICATIONS – 3.2%
$500,000	Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/2022[1,2]	$501,875
500,000	Intelsat Jackson Holdings S.A. (Luxembourg) 7.250%, 10/15/2020[1,2,3]	348,750
500,000	Intelsat Luxembourg S.A. (Luxembourg) 7.750%, 6/1/2021[1,2,3]	148,750
750,000	Verizon Communications, Inc. 5.150%, 9/15/2023[2]	860,226
		1,859,601
	CONSUMER DISCRETIONARY – 6.4%
500,000	Caesars Entertainment Resort Properties LLC 8.000%, 10/1/2020[1,2]	503,750
1,500,000	Gap, Inc. 5.950%, 4/12/2021[1,2]	1,528,281
	General Motors Co.
500,000	6.250%, 10/2/2043[2]	549,964
250,000	5.200%, 4/1/2045[2]	243,224
1,000,000	Signet UK Finance PLC (United Kingdom) 4.700%, 6/15/2024[1,2,3]	969,785
		3,795,004
	CONSUMER STAPLES – 3.7%
1,000,000	CVS Health Corp. 4.750%, 12/1/2022[1,2,4]	1,113,464
1,000,000	Kroger Co. 2.950%, 11/1/2021[1,2]	1,035,509
		2,148,973
	ENERGY – 2.5%
900,000	CHC Helicopter S.A. (Luxembourg) 9.250%, 10/15/2020*2, 5	398,250
750,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC 9.250%, 6/1/2021*1, 2, 5	7,500
1,000,000	NGPL PipeCo LLC 7.119%, 12/15/2017[2]	1,046,250
		1,452,000
	FINANCIALS – 8.3%
1,000,000	Ally Financial, Inc. 8.000%, 11/1/2031[2]	1,175,000
1,008,000	American Capital Ltd. 6.500%, 9/15/2018[1,2,4]	1,028,160
1,000,000	Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023[1,2]	942,500

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$754,000	Kimco Realty Corp. 4.250%, 4/1/2045[1,2]	$738,521
500,000	MBIA Insurance Corp. 11.888%, 1/15/2033*1, 2, 4	202,500
500,000	PNC Preferred Funding Trust II 1.856%, 3/29/2049[1,2,4,6]	435,000
750,000	Puerto Rico Conservation (Puerto Rico) 6.500%, 4/1/2050*1, 3, 5	240,000
1,000,000	SquareTwo Financial Corp. 11.625%, 4/1/2017[1]	130,000
		4,891,681
	INDUSTRIALS – 2.0%
780,000	CEVA Group PLC (United Kingdom) 4.000%, 5/1/2018[1,2,3,4]	709,800
500,000	Kansas City Southern 4.300%, 5/15/2043[2]	485,553
		1,195,353
	MATERIALS – 3.9%
1,000,000	Ball Corp. 5.000%, 3/15/2022[2]	1,045,000
250,000	Barrick International Barbados Corp. (Barbados) 6.350%, 10/15/2036[2,3,4]	244,789
1,000,000	Cliffs Natural Resources, Inc. 5.900%, 3/15/2020[2]	420,000
750,000	Momentive Performance Materials, Inc. 3.880%, 10/24/2021[1,2]	600,000
		2,309,789
	UTILITIES – 1.2%
500,000	GenOn Americas Generation LLC 8.500%, 10/1/2021[2]	375,000
1,000,000	Texas Competitive Electric Holdings Co. LLC 11.500%, 10/1/2020*1, 2, 4, 5	310,000
		685,000
	TOTAL CORPORATE BONDS (Cost $21,378,773)	18,337,401

	MUNICIPAL BONDS – 101.2%
	AIRPORT – 3.6%
500,000	City of Houston TX Airport System Revenue 5.000%, 7/1/2029[1,2]	559,450
275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[1,2]	305,333

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	AIRPORT (Continued)
$1,100,000	New York Transportation Development Corp. 5.250%, 1/1/2050[1,2]	$1,252,647
		2,117,430
	BUILD AMERICA BONDS – 7.3%
1,500,000	New Jersey Transportation Trust Fund Authority 6.875%, 12/15/2039[1,2]	1,585,560
1,750,000	State of California 7.550%, 4/1/2039[2]	2,702,367
		4,287,927
	DEVELOPMENT – 13.8%
250,000	Build NYC Resource Corp. 5.000%, 1/1/2035[1,2,4]	275,433
1,000,000	City & County of Denver CO 5.250%, 10/1/2032[1,2]	1,039,260
500,000	Indiana Finance Authority 5.000%, 7/1/2048[1,2]	544,355
835,000	Kentucky Economic Development Finance Authority 6.375%, 6/1/2040[1,2]	951,307
	Louisiana Local Government Environmental Facilities & Community Development Authority
410,000	6.500%, 8/1/2029[1,2]	493,673
1,300,000	6.750%, 11/1/2032[1,2]	1,400,633
500,000	New York City Industrial Development Agency 7.750%, 8/1/2031[1,2,6]	510,720
	New York Liberty Development Corp.
500,000	5.375%, 11/15/2040[1,2,4]	579,550
750,000	7.250%, 11/15/2044[1,2,4]	923,902
1,200,000	Virginia Small Business Financing Authority 5.500%, 1/1/2042[1,2]	1,377,000
		8,095,833
	FACILITIES – 1.0%
500,000	Territory of Guam 7.000%, 11/15/2039[1,2]	601,295

	GENERAL – 20.8%
2,000,000	Dallas Performing Arts Cultural Facilities Corp. 0.420%, 9/1/2041[1,2,6]	2,000,000
650,000	Lower Alabama Gas District 5.000%, 9/1/2046[2]	851,415
	M-S-R Energy Authority
1,000,000	6.125%, 11/1/2029[2]	1,319,470
1,000,000	6.125%, 11/1/2029[2]	1,319,470

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	GENERAL (Continued)
$400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031*1, 2, 5	$48,000
1,400,000	Puerto Rico Sales Tax Financing Corp. 5.250%, 8/1/2040[1,2]	854,000
1,000,000	SA Energy Acquisition Public Facility Corp. 5.500%, 8/1/2025[2]	1,246,090
500,000	Salt Verde Financial Corp. 5.000%, 12/1/2032[2]	615,375
1,000,000	State of Wisconsin 6.000%, 5/1/2036[1,2]	1,138,140
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/2026[2]	1,268,840
740,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/2032[1,2]	829,074
700,000	Virgin Islands Public Finance Authority 5.250%, 10/1/2029[1,2]	772,961
		12,262,835
	HIGHER EDUCATION – 1.8%
250,000	Connecticut State Health & Educational Facility Authority 5.000%, 7/1/2036[1,2]	294,870
	New York State Dormitory Authority
200,000	5.000%, 7/1/2031[1,2]	247,916
500,000	5.000%, 5/1/2038[1,2]	543,755
		1,086,541
	MEDICAL – 6.5%
1,000,000	California Statewide Communities Development Authority 5.250%, 12/1/2056[1,2,4]	1,115,240
1,100,000	Denver Health & Hospital Authority 5.000%, 12/1/2039[1,2]	1,214,807
500,000	Johnson City Health & Educational Facilities Board 6.500%, 7/1/2038[1,2]	573,305
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[1,2]	260,175
250,000	5.500%, 7/1/2026[1,2]	256,762
345,000	Washington Health Care Facilities Authority 6.375%, 10/1/2036[1,2]	384,758
		3,805,047
	POLLUTION – 1.1%
550,000	County of Lowndes MS 6.800%, 4/1/2022[2]	675,147

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	POWER – 5.5%
	Puerto Rico Electric Power Authority
$2,590,000	5.250%, 7/1/2040[1,2]	$1,521,625
2,150,000	5.000%, 7/1/2042[1,2]	1,263,125
775,000	7.000%, 7/1/2043[1,2]	455,313
		3,240,063
	SCHOOL DISTRICT – 1.2%
700,000	Chicago Board of Education 7.000%, 12/1/2044[1,2]	697,424

	TOBACCO SETTLEMENT – 20.3%
	Buckeye Tobacco Settlement Financing Authority
2,000,000	5.125%, 6/1/2024[1,2]	1,941,940
2,000,000	5.875%, 6/1/2047[2]	1,937,680
300,000	Erie Tobacco Asset Securitization Corp. 6.000%, 6/1/2028[1,2]	300,093
	Iowa Tobacco Settlement Authority
200,000	5.600%, 6/1/2034[1,2]	200,860
1,500,000	5.625%, 6/1/2046[1,2]	1,492,455
2,150,000	San Diego Tobacco Settlement Revenue Funding Corp. 7.125%, 6/1/2032[2]	2,510,942
1,000,000	Tobacco Settlement Finance Authority 7.467%, 6/1/2047[2]	940,310
	Tobacco Settlement Financing Corp.
1,500,000	5.000%, 6/1/2041[1,2]	1,446,105
10,000,000	0.000%, 6/1/2052*1, 2	962,500
225,000	TSASC, Inc. 5.125%, 6/1/2042[1,2]	219,787
		11,952,672
	TRANSPORTATION – 10.8%
600,000	Foothill-Eastern Transportation Corridor Agency 5.750%, 1/15/2046[1,2]	705,774
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[1,2]	574,705
2,000,000	Louisiana Offshore Terminal Authority 0.430%, 9/1/2033[1,6]	2,000,000
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[1,2]	629,325
750,000	7.000%, 6/30/2040[1,2]	895,387
530,000	6.750%, 6/30/2043[1,2]	654,243
800,000	Virginia Small Business Financing Authority 5.000%, 7/1/2034[1,2]	876,000
		6,335,434

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	WATER – 7.5%
	County of Jefferson AL Sewer Revenue
$1,000,000	6.000%, 10/1/2042[1,2]	$1,192,540
1,100,000	0.000%, 10/1/2046*1, 2	833,008
250,000	6.500%, 10/1/2053[1,2]	307,047
850,000	County of Owen KY 6.250%, 6/1/2039[1,2]	960,049
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
500,000	5.000%, 7/1/2017[2]	357,520
375,000	5.000%, 7/1/2019[2]	258,308
755,000	5.750%, 7/1/2037[1,2]	503,019
		4,411,491
	TOTAL MUNICIPAL BONDS (Cost $58,107,732)	59,569,139

Number of Shares

	PREFERRED STOCKS – 1.0%
	FINANCIALS – 1.0%
22,746	American Homes 4 Rent 5.500%, 12/31/2049[1,2,6]	602,087

	TOTAL PREFERRED STOCKS (Cost $570,840)	602,087

	SHORT-TERM INVESTMENTS – 4.8%
2,843,232	Federated Prime Obligations Fund, 0.42%[7]	2,843,232

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,843,232)	2,843,232

	TOTAL INVESTMENTS – 138.2% (Cost $82,900,577)	81,351,859
	Liabilities in Excess of other assets – (38.2)%	(22,483,851)

	TOTAL NET ASSETS – 100.0%	$58,868,008

Principal Amount

	SECURITIES SOLD SHORT – (50.2)%
	CORPORATE BONDS – (20.4)%
	COMMUNICATIONS – (3.5)%
$(500,000)	Altice Luxembourg S.A. (Luxembourg) 7.750%, 5/15/2022[1,3,4]	(512,188)
(500,000)	AT&T, Inc. 4.750%, 5/15/2046[1]	(496,592)
(500,000)	Netflix, Inc. 5.875%, 2/15/2025	(523,750)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$(500,000)	Viacom, Inc. 4.250%, 9/1/2023[1]	$(511,133)
		(2,043,663)
	CONSUMER DISCRETIONARY – (4.6)%
(750,000)	Ford Motor Co. 4.750%, 1/15/2043	(766,704)
(1,000,000)	Kohl's Corp. 3.250%, 2/1/2023[1]	(967,438)
(1,000,000)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 3/1/2025[1,4]	(965,000)
		(2,699,142)
	CONSUMER STAPLES – (4.8)%
(1,000,000)	BI-LO LLC / BI-LO Finance Corp. 9.250%, 2/15/2019[1,4]	(937,500)
(300,000)	Clorox Co. 3.050%, 9/15/2022[1]	(309,125)
(500,000)	CVS Health Corp. 3.500%, 7/20/2022[1]	(527,616)
(1,000,000)	Whole Foods Market, Inc. 5.200%, 12/3/2025[1,4]	(1,038,492)
		(2,812,733)
	ENERGY – (0.6)%
(500,000)	Denbury Resources, Inc. 5.500%, 5/1/2022[1]	(355,000)

	FINANCIALS – (1.5)%
(400,000)	Citigroup, Inc. 3.750%, 6/16/2024	(417,761)
(500,000)	Navient Corp. 5.875%, 10/25/2024	(427,500)
		(845,261)
	HEALTH CARE – (0.7)%
(500,000)	CHS/Community Health Systems, Inc. 6.875%, 2/1/2022[1]	(429,695)

	INDUSTRIALS – (1.2)%
(750,000)	Caterpillar, Inc. 3.803%, 8/15/2042	(724,335)

	MATERIALS – (2.4)%
(500,000)	Freeport-McMoRan, Inc. 3.875%, 3/15/2023[1]	(411,250)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2016 (Unaudited)

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$(500,000)	INEOS Group Holdings S.A. (Luxembourg) 5.875%, 2/15/2019[1,3,4]	$(506,250)
(500,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[1]	(515,625)
		(1,433,125)
	TECHNOLOGY – (0.4)%
(250,000)	Apple, Inc. 2.400%, 5/3/2023	(249,845)

	UTILITIES – (0.7)%
(407,000)	NRG Energy, Inc. 7.875%, 5/15/2021[1]	(422,262)

	TOTAL CORPORATE BONDS (Proceeds $11,922,611)	(12,015,061)

	U.S. TREASURY SECURITIES – (29.8)%
(2,500,000)	United States Treasury Bond 2.875%, 8/15/2045	(2,625,293)
	United States Treasury Note
(8,000,000)	1.875%, 11/30/2021	(8,170,000)
(5,000,000)	2.250%, 11/15/2024	(5,186,915)
(1,500,000)	2.250%, 11/15/2025	(1,554,258)

	TOTAL U.S. TREASURY SECURITIES (Proceeds $17,310,215)	(17,536,466)

	TOTAL SECURITIES SOLD SHORT (Proceeds $29,232,826)	$(29,551,527)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	All or a portion of this security is segregated as collateral for securities sold short.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $10,897,268.
[5]	Security is in default.
[6]	Variable, floating, or step rate security.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	8.3%
Consumer Discretionary	6.4%
Materials	3.9%
Consumer Staples	3.7%
Communications	3.2%
Energy	2.5%
Industrials	2.0%
Utilities	1.2%
Total Corporate Bonds	31.2%
Municipal Bonds
General	20.8%
Tobacco Settlement	20.3%
Development	13.8%
Transportation	10.8%
Water	7.5%
Build America Bonds	7.3%
Medical	6.5%
Power	5.5%
Airport	3.6%
Higher Education	1.8%
School District	1.2%
Pollution	1.1%
Facilities	1.0%
Total Municipal Bonds	101.2%
Preferred Stocks
Financials	1.0%
Total Preferred Stocks	1.0%
Short-Term Investments	4.8%
Total Investments	138.2%
Liabilities in Excess of other assets	(38.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2016 (Unaudited)

Assets:
Investments, at value (cost $82,900,577)	$81,351,859
Segregated cash at Broker	7,176,012
Receivables:
Fund shares sold	108,329
Dividends and interest	1,328,364
Prepaid expenses	30,211
Total assets	89,994,775

Liabilities:
Securities sold short, at value (proceeds $29,232,826)	29,551,527
Payables:
Investment securities purchased	1,251,063
Fund shares redeemed	149
Advisory fees	31,193
Shareholder servicing fees (Note 7)	5,104
Distribution fees (Note 8)	2,135
Interest on securities sold short	199,379
Interest expense	41,574
Fund accounting fees	12,422
Transfer agent fees and expenses	9,717
Auditing fees	7,501
Fund administration fees	7,162
Chief Compliance Officer fees	970
Trustees' fees and expenses	875
Custody fees	551
Accrued other expenses	5,445
Total liabilities	31,126,767

Net Assets	$58,868,008

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of May 31, 2016 (Unaudited)

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$59,514,800
Accumulated net investment income	193,615
Accumulated net realized gain on investments and securities sold short	1,027,012
Net unrealized depreciation on:
Investments	(1,548,718)
Securities sold short	(318,701)
Net Assets	$58,868,008

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$10,287,173
Shares of beneficial interest issued and outstanding	960,401
Offering and redemption price per share	$10.71

Institutional Class Shares:
Net assets applicable to shares outstanding	$48,580,835
Shares of beneficial interest issued and outstanding	4,532,745
Offering and redemption price per share	$10.72

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2016 (Unaduited)

Investment Income:
Interest	$1,836,680
Dividends	15,638
Total investment income	1,852,318

Expenses:
Interest on securities sold short	512,826
Advisory fees	273,005
Interest expense	229,118
Fund accounting fees	39,429
Fund administration fees	36,807
Shareholder servicing fees (Note 7)	30,031
Transfer agent fees and expenses	27,545
Registration fees	23,368
Legal fees	14,430
Distribution fees (Note 8)	11,370
Shareholder reporting fees	9,101
Auditing fees	7,499
Chief Compliance Officer fees	7,315
Custody fees	6,868
Miscellaneous	5,550
Trustees' fees and expenses	4,000
Insurance fees	999
Total expenses	1,239,261
Advisory fees waived	(106,274)
Net expenses	1,132,987
Net investment income	719,331

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain on:
Investments	672,174
Securities sold short	654,695
Net realized gain	1,326,869
Net change in unrealized appreciation/depreciation on:
Investments	938,660
Securities sold short	(1,051,732)
Net change in unrealized appreciation/depreciation	(113,072)
Net realized and unrealized gain on investments and securities sold short	1,213,797

Net Increase in Net Assets from Operations	$1,933,128

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended May 31, 2016	Year Ended November 30,
	(Unaudited)	2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$719,331	$1,126,321
Net realized gain (loss) on investments and securities sold short	1,326,869	(328,737)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(113,072)	(2,165,787)
Net increase from payments by affiliates (Note 3)	−	43,783
Net increase (decrease) in net assets resulting from operations	1,933,128	(1,224,420)

Distributions to Shareholders:
From net investment income:
Investor Class	(108,758)	(141,610)
Institutional Class	(619,371)	(1,027,760)
Total distributions to shareholders	(728,129)	(1,169,370)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	5,814,540	6,007,320
Institutional Class	12,813,928	25,076,253
Reinvestment of distributions:
Investor Class	108,758	141,610
Institutional Class	613,554	1,015,750
Cost of shares redeemed:
Investor Class[1]	(1,457,490)	(6,189,194)
Institutional Class[2]	(10,322,326)	(13,955,518)
Net increase in net assets from capital transactions	7,570,964	12,096,221

Total increase in net assets	8,775,963	9,702,431

Net Assets:
Beginning of period	50,092,045	40,389,614
End of period	$58,868,008	$50,092,045

Accumulated net investment income	$193,615	$202,413

Capital Share Transactions:
Shares sold:
Investor Class	550,657	560,850
Institutional Class	1,209,727	2,315,474
Shares reinvested:
Investor Class	10,348	13,299
Institutional Class	58,408	95,573
Shares redeemed:
Investor Class	(137,568)	(580,904)
Institutional Class	(976,713)	(1,320,035)
Net increase in capital share transactions	714,859	1,084,257

[1]	Net of redemption fee proceeds of $55 and $2, respectively.
[2]	Net of redemption fee proceeds of $1,139 and $1,864, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Six Months Ended May 31, 2016 (Unaduited)

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations		$1,933,128
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments		(41,404,976)
Sales of long-term portfolio investments		25,497,798
Proceeds from securities sold short		16,109,862
Cover short securities		(11,765,872)
Sales of short-term investments, net		2,450,671
Decrease in cash deposited with broker for securities sold short		382,732
Increase in dividends and interest receivable		(144,922)
Decrease in due from advisor		18,984
Increase in prepaid expenses		(1,982)
Increase in investment securities purchased		1,251,063
Increase in advisory fees		31,193
Increase in interest on securities sold short		3,923
Increase in accrued expenses		1,790
Net amortization on investments		95,523
Net realized gain		(1,326,869)
Net change in unrealized appreciation/depreciation		113,072
Net cash used for operating activities		(6,754,882)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold		18,564,640
Cost of shares redeemed		(11,804,653)
Dividends paid to shareholders, net of reinvestments		(5,817)
Net cash provided by financing activities		6,754,170

Net decrease in cash		(712)

Cash:
Beginning of period		712
End of period	$	−

Non cash financing activities not included herein consist of $722,312 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Year Ended November 30, 2015		For the Period December 12, 2013* through November 30, 2014

Net asset value, beginning of period	$10.48		$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.13		0.24		0.23
Net realized and unrealized gain (loss) on investments	0.23		(0.46)		0.84
Total from investment operations	0.36		(0.22)		1.07

Less Distributions:
From net investment income	(0.13)		(0.23)		(0.14)

Redemption fee proceeds[1]	−	[2]	−	[2]	−

Net asset value, end of period	$10.71		$10.48		$10.93

Total return	3.49%	[3]	(2.04)%		10.68%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,287		$5,627		$5,943

Ratio of expenses to average net assets:
Before fees waived	4.74%	[4]	4.08%		4.12%	[4]
After fees waived	4.35%	[4]	3.72%		3.08%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.64%	[4]	1.64%		1.64%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.42%	[4]	2.22%		2.21%	[4]

Portfolio turnover rate	39%	[3]	64%		95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Year Ended November 30, 2015		For the Period December 12, 2013* through November 30, 2014

Net asset value, beginning of period	$10.48		$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.14		0.26		0.26
Net realized and unrealized gain (loss) on investments	0.24		(0.45)		0.82
Total from investment operations	0.38		(0.19)		1.08

Less Distributions:
From net investment income	(0.14)		(0.26)		(0.15)

Redemption fee proceeds[1]	−	[2]	−	[2]	−	[2]

Net asset value, end of period	$10.72		$10.48		$10.93

Total return	3.70%	[3]	(1.80)%		10.83%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,581		$44,465		$34,447

Ratio of expenses to average net assets:
Before fees waived	4.49%	[4]	3.83%		3.87%	[4]
After fees waived	4.10%	[4]	3.47%		2.83%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.39%	[4]	1.39%		1.39%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.67%	[4]	2.47%		2.46%	[4]

Portfolio turnover rate	39%	[3]	64%		95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited)

Note 1 – Organization
Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek capital appreciation and income.  The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946
“Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.  Debt securities are valued at the last available bid [or mean] price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality, and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities).  Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities.  They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.  Municipal bonds may be general obligation bonds or revenue bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources.  They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.  Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities.  Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended November 30, 2015, during the six months ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund.  This agreement is in effect until April 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

For the six months ended May 31, 2016, the Advisor waived a portion of its advisory fees totaling $106,274.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At May 31, 2016, the amount of these potentially recoverable expenses was $519,594.  The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2017	$231,855
2018	181,465
2019	106,274
Total	519,594

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended May 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended May 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2016, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$83,103,406

Gross unrealized appreciation	$2,629,046
Gross unrealized depreciation	(4,380,593)

Net unrealized depreciation on investments	$(1,751,547)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed tax-exempt income	202,413
Undistributed long-term capital gains	-
Tax accumulated earnings	202,413

Accumulated capital and other losses	(97,028)
Unrealized appreciation on securities sold short	733,031
Unrealized depreciation on investments	(2,690,207)
Total accumulated deficit	$(1,851,791)

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

The tax character of the distribution paid during the fiscal year ended November 30, 2015, and November 30, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$220,721	$417,543
Net long-term capital gains	-	-
Total taxable distributions	$220,721	$417,543

Tax-exempt distributions	948,649	-
Total distributions paid	$1,169,370	$417,543

At November 30, 2015, the Cedar Ridge Unconstrained Credit Fund had $97,028 of accumulated short-term capital loss carryforward which is not subject to expiration. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

For Federal income tax purposes, the Cedar Ridge Unconstrained Fund designates tax-exempt dividends of $948,649, or the amount determined to be necessary, for the year ended November 30, 2015

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the six months ended May 31, 2016, and the year ended November 30, 2015, the Fund received $1,194 and $1,866, respectively, in redemption fees.

Note 6 – Investment Transactions
For the six months ended May 31, 2016, purchases and sales of investments, excluding short-term investments, were $41,404,976 and $25,497,798, respectively.  Proceeds from securities sold short and cover short securities were $16,109,862 and $11,765,872, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended May 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC.  The Institutional Class does not pay any distribution fees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

For the six months ended May 31, 2016, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2016 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds**	$-	$18,337,401	$-	$18,337,401
Municipal Bonds**	-	59,569,139	-	59,569,139
Preferred Stocks**	602,087	-	-	602,087
Short-Term Investments	2,843,232	-	-	2,843,232
Total Assets	$3,445,319	$77,906,540	$-	$81,351,859

Liabilities
Securities Sold Short
Corporate Bonds**	$-	$12,015,061	$-	$12,015,061
U.S. Treasury Securities	-	17,536,466	-	17,536,466
Total Liabilities	$-	$29,551,527	$-	$29,551,527

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate and municipal bonds held in the Fund are Level 2 securities and all preferred stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 - Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on January 21, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Cedar Ridge Partners, LLC (the “Investment Advisor”) with respect to the Cedar Ridge Unconstrained Credit Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Barclays U.S. Aggregate Bond Index (the “Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Nontraditional Bond fund universe (the “Fund Universe”) for various periods ended October 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of the Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period ended October 31, 2015, trailed the Index return, the Fund Universe median return, and the Peer Group median return by 4.51%, 1.69%, and 0.17%, respectively.  The Board noted, however, that the Fund’s performance in 2014 was in the top 1% of funds in the Fund Universe, and that although the total returns of the Fund were below the Index return and the Peer Group and Fund Universe median returns for the six- and nine-month periods, the total return of the Fund for the three-month period was above all of those measures.

In reviewing the Fund’s performance, the Trustees considered Morningstar’s observation that the performance of the Peer Group was the best measure of the Fund’s performance.  The Trustees also considered the Investment Advisor’s observation that while the Index is an appropriate benchmark for the Fund, the usefulness of the Index for that purpose is somewhat limited because the Index consists of only traditional fixed income investments, such as U.S. Treasury and agency debt, investment-grade corporate bonds and mortgage-backed securities, and unlike the Fund includes no below-investment grade issues, no municipal securities, and no short positions.  The Trustees also considered that the Fund is designed to produce returns uncorrelated to those of most other investment strategies, including those of funds considered to be its peers.  The Trustees noted the Investment Advisor’s observations that the funds in the Peer Group generally use a broadly unconstrained approach to investing in the fixed income markets; that the most distinct difference between the Fund and those funds is that many of those funds use leveraged long investment strategies, unlike the Fund, which uses short sales to hedge positions; that funds in the Peer Group may invest in any fixed income investments including emerging market debt, sovereign debt, mortgage debt, and structured finance debt, none of which the Fund holds; that over 100% of the Fund’s net assets is invested in U.S. securities, while some funds in the Peer Group have less than half of their holdings in U.S. securities; and that most funds in the Peer Group have little or no exposure to the U.S. municipal bond market, while municipal bonds generally comprise over half of the Fund’s total assets.

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who are involved in the activities of the Fund, and the commitment of the Investment Advisor to the maintenance and growth of the Fund’s assets.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees paid by the Fund, the meeting materials indicated that the Fund’s investment advisory fees (gross of fee waivers) were the same as the median fee for the Peer Group but above the median fee for the Fund Universe by 0.35%.  The Trustees noted, however, that the Investment Advisor had waived a significant portion of its advisory fee for the year ended October 31, 2015.  The Trustees also noted that the Fund’s advisory fee was lower than the fee charged by the Investment Advisor to manage a private investment fund, which pays a performance-based fee in addition to an asset-based fee, using similar strategies as the Fund.

The meeting materials also indicated that the Fund’s total expenses (net of fee waivers) were the same as the Peer Group median but above the Fund Universe median by 0.49%. The Trustees noted, however, that the asset size of the Fund was smaller than the average asset size of funds in the Fund Universe.  The Trustees also noted the Investment Advisor’s observation that the funds in the Fund Universe generally use broad unconstrained approaches to investing in the fixed income markets, that the funds are managed using different strategies, and that unlike the Fund, many of the funds in the Fund Universe do not invest significant assets in short sales.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the compensation payable to the Investment Advisor pursuant to the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended October 31, 2015.  The Trustees noted that the Investment Advisor had waived a significant portion of its advisory fee and had not realized a profit with respect to the Fund.  The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Fund (other than the receipt of advisory fees), including any research made available to the Investment Advisor by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board also noted that although the advisory agreement did not provide for fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Fund’s assets grow.

Cedar Ridge Unconstrained Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses.  The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/15	5/31/16	12/1/15 – 5/31/16
Investor Class
Actual Performance	$1,000.00	$1,034.90	$22.13
Hypothetical (5% annual return before expenses)	1,000.00	1,003.25	21.79
Institutional Class
Actual Performance	1,000.00	1,037.00	20.89
Hypothetical (5% annual return before expenses)	1,000.00	1,004.49	20.55

*	Expenses are equal to the Fund’s annualized expense ratios of 4.35% and 4.10% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 183/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Cedar Ridge Unconstrained Credit Fund
A series of Investment Managers Series Trust II

Investment Advisor
Cedar Ridge Partners, LLC
45 East Putnam Avenue, Suite 124
Greenwich, Connecticut 06830

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 550-5090.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Cedar Ridge Unconstrained Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 550-5090

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. N/A.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/9/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/9/16